BBH International Equity Fund
class n  shares
class i  shares

Portfolio of BBH Trust
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Supplement to the Statement of Additional Information (SAI) dated February 28, 2009

On page 29 of the SAI, please delete the paragraph under the heading “Net Asset Value” in its entirety and replace it with the following:

“The NAV of each class of shares of the Fund is normally determined each day that the following equity markets are all open for a full day of trading: New York Stock Exchange and London Stock Exchange. The determination of NAV per share is made once during each such day as of the close of regular trading on the New York Stock Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. NAV per share is determined separately for each class of shares by dividing the value of the Fund's total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.”

Cusip           05528X406
Cusip           05528X307

December 16, 2009